UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2020 (July 22, 2020)

CytoDyn Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49908	83-1887078
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660

Vancouver, Washington

(Address of Principal Executive Offices, Zip Code)

(360) 980-8524

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 24, 2020, CytoDyn Inc. (the “Company”) entered into a second amendment (the “Amendment”) to the secured convertible promissory note, as amended, issued on March 31, 2020 to Iliad Research and Trading, L.P., a Utah limited partnership (the “Investor”) in the initial principal amount of $17.1 million (the “Note”). The Note was filed as Exhibit 10.1 to the Company’s current report on Form 8-K filed on April 6, 2020. The Amendment to the Note eliminates the monthly volume limitation on the Investor’s sale of Conversion Shares under the Note.

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2020, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation, increasing the total number of authorized shares of common stock, par value $0.001 per share, from 700,000,000 to 800,000,000. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 22, 2020, the Company held a special meeting of stockholders (the “Special Meeting”) at which certain proposals were submitted to a stockholder vote. A total of 403,907,854 shares were represented in person or by proxy at the Special Meeting out of 519,932,431 shares outstanding and entitled to vote as of the record date. The final results for each of the proposals are set forth below. A more detailed description of each proposal is set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 22, 2020.

Proposal No. 1 – Amendment to the Certificate of Incorporation to increase the total number of authorized shares. The stockholders approved the proposal to amend the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock of the Company from 700,000,000 to 800,000,000 by the votes set forth in the table below:

Shares voted For	Shares voted Against	Abstentions
341,747,249	60,433,272	1,727,333

Proposal No. 2 – Adjournment of the Special Meeting. The stockholders approved a proposal to adjourn the Special Meeting to solicit more proxies in the event insufficient proxies were present at the Special Meeting to approve the preceding proposal by the votes set forth in the table below:

Shares voted For	Shares voted Against	Abstentions
350,067,605	43,690,956	10,149,293

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of CytoDyn Inc. dated July 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTODYN INC.

Date: July 24, 2020	By:	/s/ Michael D. Mulholland
Chief Financial Officer